MONTHLY SERVICER'S CERTIFICATE
                                                CARMAX AUTO SUPERSTORES, INC.

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                                                  CARMAX AUTO OWNER TRUST
                                                      SERIES 2003-1
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  Collection Period                                                                                            08/01/03-08/31/03
  Determination Date                                                                                                    9/9/2003
  Distribution Date                                                                                                    9/15/2003


  Pool Balance
  ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                            $           452,810,789.75

     2 . Collections allocable to Principal                                                           $            16,656,513.72

     3 . Purchase Amount allocable to Principal                                                       $                     0.00

     4 . Defaulted Receivables                                                                        $               238,261.31

                                                                                                          -----------------------
     5 . Pool Balance on the close of the last day of the Collection Period                           $           435,916,014.72
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                         $           506,963,081.52

                                                                                    Beginning                     End
     7 . Note Balances                                                              of Period                  of Period
                                                                         --------------------------------------------------------

         a. Class A-1 Note Balance                                       $           49,055,627.90   $             32,414,274.50
         b. Class A-2 Note Balance                                       $          124,000,000.00   $            124,000,000.00
         c. Class A-3 Note Balance                                       $          119,000,000.00   $            119,000,000.00
         d. Class A-4 Note Balance                                       $           98,196,000.00   $             98,196,000.00
         e. Class B Note Balance                                         $           40,558,000.00   $             40,558,000.00
         f. Class C Note Balance                                         $           15,209,000.00   $             15,209,000.00
                                                                               --------------------       -----------------------
         g. Note Balance (sum a - f)                                     $          446,018,627.90   $            429,377,274.50

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                                   0.4459603                     0.2946752
         b. Class A-2 Note Pool Factor                                                   1.0000000                     1.0000000
         c. Class A-3 Note Pool Factor                                                   1.0000000                     1.0000000
         d. Class A-4 Note Pool Factor                                                   1.0000000                     1.0000000
         e. Class B Note Pool Factor                                                     1.0000000                     1.0000000
         f. Class C Note Pool Factor                                                     1.0000000                     1.0000000
                                                                               --------------------       -----------------------
         g. Note Pool Factor                                                             0.8797854                     0.8469598

     9 . Overcollateralization Target Amount                                                          $             6,538,740.22

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                           $             6,538,740.22

    11 . Weighted Average Coupon                                                                      %                    8.69%

    12 . Weighted Average Original Term                                                              months                60.29

    13 . Weighted Average Remaining Term                                                             months                51.29
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  Collections
  -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                                   $             3,378,325.27
         b. Liquidation Proceeds allocable to Finance Charge                                          $                     6.12
         c. Purchase Amount allocable to Finance Charge                                               $                     0.00
                                                                                                          -----------------------
         d. Available Finance Charge Collections (sum a - c)                                          $             3,378,331.39

    15 . Principal:
         a. Collections allocable to Principal                                                        $            16,656,513.72
         b. Liquidation Proceeds allocable to Principal                                               $                 4,232.52
         c. Purchase Amount allocable to Principal                                                    $                     0.00
                                                                                                          -----------------------
         d. Available Principal Collections (sum a - c)                                               $            16,660,746.24

    16 . Total Finance Charge and Principal Collections (14d + 15d)                                   $            20,039,077.63

    17 . Interest Income from Collection Account                                                      $                 9,320.38

    18 . Simple Interest Advances                                                                     $                     0.00

                                                                                                          -----------------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                                   $            20,048,398.01

  Required Payment Amount
  -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                                     $               377,342.32
         b. Amount Unpaid from Prior Months                                                           $                     0.00
         c. Amount Paid                                                                               $               377,342.32
                                                                                                          -----------------------
         d. Shortfall Amount (a + b - c)                                                              $                     0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                                $                52,380.51
         b. Additional Note Interest related to Class A-1 Monthly Interest                            $                     0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest            $                     0.00
                                                                                                          -----------------------
         d. Total Class A-1 Note Interest (sum a - c)                                                 $                52,380.51

         e. Class A-2 Monthly Interest                                                                $               127,100.00
         f. Additional Note Interest related to Class A-2 Monthly Interest                            $                     0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest            $                     0.00
                                                                                                          -----------------------
         h. Total Class A-2 Note Interest (sum e-g)                                                   $               127,100.00

         i. Class A-3 Monthly Interest                                                                $               159,658.33
         j. Additional Note Interest related to Class A-3 Monthly Interest                            $                     0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest            $                     0.00
                                                                                                          -----------------------
         l. Total Class A-3 Note Interest (sum i-k)                                                   $               159,658.33

         m. Class A-4 Monthly Interest                                                                $               176,752.80
         n. Additional Note Interest related to Class A-4 Monthly Interest                            $                     0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest            $                     0.00
                                                                                                          -----------------------
         p. Total Class A-4 Note Interest (sum m-o)                                                   $               176,752.80

    22 . Priority Principal Distributable Amount                                                      $                     0.00

    23 . Class B and Class C Noteholder Interest Amounts
         a. Class B Monthly Interest                                                                  $                69,962.55
         b. Additional Note Interest related to Class B Monthly Interest                              $                     0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest              $                     0.00
                                                                                                          -----------------------
         d. Total Class B Note Interest (sum a-c)                                                     $                69,962.55
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         e. Class C Monthly Interest                                                                  $                40,430.59
         f. Additional Note Interest related to Class C Monthly Interest                              $                     0.00
         g. Interest Due on Additional Note Interest related to Class C Monthly Interest              $                     0.00
                                                                                                          -----------------------
         h. Total Class C Note Interest (sum e-g)                                                     $                40,430.59

    24 . Required Payment Amount (Sum: Ln 20 - Ln 23)                                                 $             1,003,627.10

    25 . Regular Principal Distributable Amount                                                       $            16,641,353.40

    26 . Unreimbursed Servicer Advances                                                               $                     0.00

  Available Funds
  ---------------

    27 . Available Collections                                                                        $            20,048,398.01

    28 . Reserve Account Draw Amount                                                                  $                     0.00
                                                                                                          -----------------------

    29 . Available Funds                                                                              $            20,048,398.01

  Collection Account Activity
  ---------------------------

    30 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                        $             3,378,331.39
         b. Total Daily Deposits of Principal Collections                                             $            16,660,746.24
         c. Withdrawal from Reserve Account                                                           $                     0.00
         d. Interest Income                                                                           $                 9,320.38
                                                                                                          -----------------------
         e. Total Deposits to Collection Account (sum a - d)                                          $            20,048,398.01

    31 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                          $               377,342.32
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                       $            17,267,638.18
         c  Deposit to Reserve Account                                                                $                     0.00
         d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)    $             2,403,417.50
                                                                                                          -----------------------
         e  Total Withdrawals from Collection Account(sum a - d)                                      $            20,048,398.01

  Note Payment Account Activity
  -----------------------------

    32 . Deposits
         a. Class A-1 Interest Distribution                                                           $                52,380.51
         b. Class A-2 Interest Distribution                                                           $               127,100.00
         c. Class A-3 Interest Distribution                                                           $               159,658.33
         d. Class A-4 Interest Distribution                                                           $               176,752.80
         e. Class B Interest Distribution                                                             $                69,962.55
         f. Class C Interest Distribution                                                             $                40,430.59

         g. Class A-1 Principal Distribution                                                          $            16,641,353.40
         h. Class A-2 Principal Distribution                                                          $                     0.00
         I. Class A-3 Principal Distribution                                                          $                     0.00
         j. Class A-4 Principal Distribution                                                          $                     0.00
         k. Class B Principal Distribution                                                            $                     0.00
         l. Class C Principal Distribution                                                            $                     0.00
                                                                                                          -----------------------

         m. Total Deposits to Note Payment Account (sum a - l)                                        $            17,267,638.18

    33 . Withdrawals
         a. Class A-1 Distribution                                                                    $            16,693,733.91
         b. Class A-2 Distribution                                                                    $               127,100.00
         c. Class A-3 Distribution                                                                    $               159,658.33
         d. Class A-4 Distribution                                                                    $               176,752.80
         e. Class B Distribution                                                                      $                69,962.55
         f. Class C Distribution                                                                      $                40,430.59
                                                                                                          -----------------------
         g. Total Withdrawals from Note Payment Account (sum a - f)                                   $            17,267,638.18
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  Certificate Payment Account Activity
  ------------------------------------

    34 . Deposits
         a. Excess Funds                                                                              $             2,403,417.50
         b. Reserve Account surplus                                                                   $                 1,275.11
                                                                                                          -----------------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                                 $             2,404,692.61

    35 . Withdrawals
         a. Certificateholder Distribution                                                            $             2,404,692.61
                                                                                                          -----------------------
         b. Total Withdrawals from Certificate Payment Account                                        $             2,404,692.61

  Required Reserve Account Amount
  -------------------------------

    36 . Lesser of: (a or b)
         a.  $2,534,815.41                                                                            $             2,534,815.41
         b.  Note Balance                                                                             $           429,377,274.50

    37 . Required Reserve Account Amount                                                              $             2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 . Beginning Balance (as of Preceding Distribution Date)                                        $             2,534,815.41
    39 . Investment Earnings                                                                          $                 1,275.11
    40 . Reserve Account Draw Amount                                                                  $                     0.00
                                                                                                          -----------------------
    41 . Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                 $             2,536,090.52
    42 . Deposit from Excess Available Funds                                                          $                     0.00
    43 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                 $                 1,275.11
    44 . Ending Balance (Ln41 + Ln42 - Ln43)                                                          $             2,534,815.41
    45 . Reserve Account Deficiency (Ln37 - Ln44)                                                     $                     0.00

  Instructions to the Trustee
  ---------------------------

    46 . Amount to be deposited from the Reserve Account into the Collection Account                  $                     0.00
    47 . Amount to be paid to Servicer from the Collection Account                                    $               377,342.32
    48 . Amount to be deposited from the Collection Account into the Note Payment Account             $            17,267,638.18
    49 . Amount to be deposited from the Collection Account into the Certificate Payment Account      $             2,403,417.50
    50 . Amount to be deposited from the Collection Account into the Reserve Account                  $                     0.00
    51 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for
         payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount  $                 1,275.11
    52 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $            16,693,733.91
    53 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $               127,100.00
    54 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $               159,658.33
    55 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $               176,752.80
    56 . Amount to be paid to Class B Noteholders from the Note Payment Account                       $                69,962.55
    57 . Amount to be paid to Class C Noteholders from the Note Payment Account                       $                40,430.59
    58 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to
         Excess Funds and Reserve Account surplus                                                     $             2,404,692.61


  Net Loss and Delinquency Activity
  ---------------------------------

    59 . Net Losses with respect to preceding Collection Period                                       $               234,022.67

    60 . Cumulative Net Losses                                                                        $               376,534.41

    61 . Cumulative Net Loss Percentage                                                                          0.0743%

    62 . Delinquency Analysis                                                       Number of                    Principal
                                                                                      Loans                       Balance
                                                                         --------------------------------------------------------

         a. 31 to 60 days past due                                                     289            $             2,132,277.18
         b. 61 to 90 days past due                                                     66             $               564,615.30
         c. 91 or more days past due                                                   29             $               224,353.39
                                                                         --------------------------------------------------------
         d. Total (sum a - c)                                                          384                          2,921,245.87

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
September 09, 2003.

CARMAX AUTO SUPERSTORES, INC.
=======================================================================
As Servicer

By:             /s/ Keith D. Browning
          -------------------------------------------------------------

Name:               Keith D. Browning
          -------------------------------------------------------------

Title:    Executive Vice President and Chief Financial Officer
          -------------------------------------------------------------